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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 12, 2001


                           LASER VISION CENTERS, INC.
                           --------------------------

             (Exact name of registrant as specified in its charter)



                                    Delaware
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                 (State or other jurisdiction of incorporation)

        #1-10629                                          43-1530063
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(Commission File Number)                       (IRS Employer Identification No.)


        540 Maryville Centre Drive, Suite 200, St. Louis, Missouri 63141
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                    (Address of principal executive offices)

                                 (314) 434-6900
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              (Registrant's telephone number, including area code)


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FORM 8-K

ITEM 5.  OTHER EVENTS

On January 12, 2001 Laser Vision Centers, Inc. reached a settlement with the Center for Devices and Radiological Health of the U.S. FDA of the administrative complaint filed in April 2000 which was previously reported by the Company. The complaint against the Company and four of its executives related to the prior use of so-called "international cards" software that enabled its excimer lasers to be used to perform laser eye surgeries for higher myopia cases (greater than - 6.0 diopters) than what was initially approved by the FDA. The FDA ultimately approved the use of an excimer laser for higher myopia cases in January 1998.

Many ophthalmologists have taken the position that FDA restrictions on physicians' use of laser equipment through software control--rather than the traditional means of labeling--deny physicians the flexibility to treat individual patients as the physician deems medically necessary, and represent an unwarranted intrusion upon physicians' rights to practice medicine according to their best medical judgment.

Under the terms of the settlement agreement, the Company and the four executives will pay a total of $1.5 million to settle all claims in the Complaint. The FDA had sought payment of as much as $5 million.

The software in question was used in late 1996, 1997 and early 1998. The Company has received no reports of injury to any patient whose surgery used the expanded software. The Company only provided the software at the request of the attending surgeons, who determined it was appropriate in consultation with their patients.

Shortly after seeking information from the Company, the FDA allowed laser manufacturers to issue software which allowed surgeons to override previous lock-outs for unapproved limits, thus eliminating the need for the practice in question. All of the indications in question have long since been approved and are in widespread use.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           LASER VISION CENTERS, INC.



                             BY: /S/ JOHN J. KLOBNAK
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                                 JOHN J. KLOBNAK
                             Chief Executive Officer






Date:  January 12, 2001

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